UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 26, 2016

(Date of earliest event reported)

ST. JUDE MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  1-12441

Minnesota	41-1276891
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One St. Jude Medical Drive
St. Paul, Minnesota 55117
(Address of principal executive offices, including zip code)

(651) 756-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On October 26, 2016, at the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of St. Jude Medical, Inc. (the “Company”), the Company’s shareholders approved the St. Jude Medical, Inc. 2016 Stock Incentive Plan (the “2016 Stock Incentive Plan”).  The purpose of the 2016 Stock Incentive Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors who are expected to contribute to the Company’s success and to enable these individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.  The 2016 Stock Incentive Plan, which is administered by the Compensation Committee of the Company’s Board of Directors, authorizes the grant of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, performance awards of cash or stock, stock awards and other stock-based awards.  An aggregate of 27,000,000 shares of the Company’s common stock is authorized and reserved for issuance under the 2016 Stock Incentive Plan, subject to adjustments as set forth in the 2016 Stock Incentive Plan.  The 2016 Stock Incentive Plan will terminate on October 26, 2026, unless earlier terminated by the Company’s Board of Directors (or any successor thereto).

Now that the 2016 Stock Incentive Plan has been approved, no additional awards will be granted under the St. Jude Medical, Inc. 2007 Stock Incentive Plan, the St. Jude Medical, Inc. 1997 Stock Option Plan, the St. Jude Medical, Inc. 2000 Stock Plan and the St. Jude Medical, Inc. 2002 Stock Plan.  The Company does not grant stock-based incentive awards under any other plan.

This summary of the 2016 Stock Incentive Plan is qualified in its entirety by reference to the full text of the 2016 Stock Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  A more detailed summary of the 2016 Stock Incentive Plan can be found in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission on September 26, 2016 and is incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 26, 2016, at the Annual Meeting, the shareholders of the Company approved the following amendments to the Company’s bylaws (“Bylaws”):

•                  amending Article I, Sections 2 and 6; Article II, Section 3; and Article VIII, Section 3 of the Bylaws to implement proxy access, which allows eligible shareholders to include their own nominees for director in the Company’s proxy materials along with candidates nominated by the Board of Directors.

The full text of the Bylaws, as amended and restated as of October 26, 2016, is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On October 26, 2016, at the Annual Meeting, shareholders of the Company voted on the proposals set forth below.  The proposals are described in detail in the Proxy Statement.  The final voting results on each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting are set forth below.  There were 285,587,582 shares issued and outstanding on the record date for and entitled to vote at the Annual Meeting, and 239,616,643 shares were represented in person or by proxy at the Annual Meeting, which number constituted a quorum.

(1) A proposal to approve the Agreement and Plan of Merger, dated as of April 27, 2016, as it may be amended from time to time (the “Merger Agreement”), by and among Abbott Laboratories, an Illinois corporation, the Company, Vault Merger Sub, Inc., a Delaware corporation, and Vault Merger Sub, LLC, a Delaware limited liability company, and adopt the plan of merger (as such term is defined in Section 302A.611 of the Minnesota Business Corporation Act) contained therein.  The proposal was approved on the basis of the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
212,151,105	488,884	2,666,617	24,361,759

(2) A non-binding proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the mergers contemplated by the Merger Agreement.  The proposal was approved on the basis of the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
125,265,646	86,819,426	3,221,537	24,361,759

(3) A proposal to elect three members to the Company’s Board of Directors for terms ending in 2019.  The shareholders elected each of the nominees to the Board of Directors on the basis of the following voting results:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stuart M. Essig	199,222,437	15,651,496	432,676	24,361,759
Barbara B. Hill	201,618,271	13,274,181	414,157	24,361,759
Michael A. Rocca	205,666,680	9,202,375	437,554	24,361,759

(4) A non-binding proposal to approve the compensation of the Company’s named executive officers in 2015.  The proposal was approved on the basis of the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
128,274,217	86,085,685	946,707	24,361,759

(5) A proposal to approve the St. Jude Medical, Inc. 2016 Stock Incentive Plan.  The proposal was approved on the basis of the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
198,682,570	15,743,516	880,523	24,361,759

(6) A proposal to approve amendments to the Company’s Articles of Incorporation and Bylaws to declassify the Company’s Board of Directors.  The proposal was not approved on the basis of the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
212,157,573	2,885,116	263,920	24,361,759

As disclosed in the Proxy Statement, the affirmative vote of at least 80% of the votes entitled to be cast at the Annual Meeting by holders of all outstanding shares of the Company’s common stock was required to approve the proposal to declassify the Company’s Board of Directors.  On the record date for the Annual Meeting, there were 285,587,582 shares of the Company’s common stock outstanding.

(7) A proposal to approve amendments to the Company’s Bylaws to implement proxy access.  The proposal was approved on the basis of the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
209,703,742	5,324,657	278,210	24,361,759

(8) A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016.  The proposal was approved on the basis of the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
233,625,932	5,738,308	304,128	0

(9) A proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Merger Agreement.  Because Proposal No. 1 regarding the Merger Agreement was approved, it was unnecessary to vote on adjournment of the meeting.

(10) A shareholder proposal requesting that the Board of Directors adopt, and present for shareholder approval, amendments to the Company’s Articles of Incorporation and Bylaws eliminating each voting requirement that calls for a greater than simple majority vote.  The proposal was approved on the basis of the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
132,424,945	80,702,877	2,178,787	24,361,759

Item 8.01  Other Events

Press Release

On October 26, 2016, the Company issued a press release announcing the voting results of the proposal relating to the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Merger Consideration

As of the date of the Annual Meeting, which was the deadline for shareholders to give notice exercising dissenters’ rights, the Company does not expect there will be any adjustment to the per share merger consideration pursuant to Section 2.09 of the Merger Agreement (a copy of which has been filed as Annex A of the Proxy Statement).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks, uncertainties and assumptions.  If such risks or uncertainties materialize or such assumptions prove incorrect, the results of the Company and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to the projected impact of dissenters’ rights on the per share merger consideration; any statements of expectation or belief; and any statements of assumptions underlying the foregoing.  Risks, uncertainties and assumptions include the possibility that expected benefits from the mergers may not materialize as expected; that the mergers may not be timely completed, if at all; and other risks that are described in the Company’s reports filed with the Securities and Exchange Commission, including, but not limited to, the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended January 2, 2016 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended April 2, 2016 and July 2, 2016.  The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.

Additional Information

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval.  This communication relates to the proposed Mergers, in connection with which the Company and Abbott have filed documents with the SEC, including the filing by Abbott of a registration statement on Form S-4 on September 20, 2016, which includes a document that serves as a prospectus of Abbott, and the filing by the Company of its Definitive Proxy Statement on September 26, 2016, which has been mailed to Company shareholders.  Investors and security holders are urged to read the Definitive Proxy Statement and other documents filed or that may be filed with the SEC because they contain important information about the proposed transactions.  You may obtain copies of all documents filed with the SEC regarding these transactions, free of charge, at the SEC’s website (www.sec.gov), by accessing the Company’s website at http://www.sjm.com under the heading “Investors” and then navigating to the subheading titled “Reports & Filings—SEC Filings.” These documents may also be obtained free of charge from the Company by requesting them by mail at St. Jude Medical, One St. Jude Medical Drive, St. Paul, MN 55117, Attention: Investor Relations, or by telephone at (651) 756-4347.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.2	Bylaws, as amended and restated as of October 26, 2016.
10.1	St. Jude Medical, Inc. 2016 Stock Incentive Plan.
99.1	Press release issued by St. Jude Medical, Inc. on October 26, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JUDE MEDICAL, INC.

By:	/s/ Jason Zellers
Jason Zellers
Vice President, General Counsel and Corporate Secretary

Date: October 27, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.2	Bylaws, as amended and restated as of October 26, 2016.
10.1	St. Jude Medical, Inc. 2016 Stock Incentive Plan.
99.1	Press release issued by St. Jude Medical, Inc. on October 26, 2016.